Exhibit 99.1

Contact: Graham Sones, VP of Investor Relations ir@kodiakgas.com (936) 755-3259

Kodiak Gas Services Announces Quarterly Dividend and

Third Quarter 2024 Earnings Release and Conference Call Schedule

THE WOODLANDS, TX — October 21, 2024 — Kodiak Gas Services, Inc. (NYSE: KGS), (“Kodiak” or the “Company”) today announced that its board of directors has declared a cash dividend of $0.41 per share of common stock for the third quarter of 2024 (the “Common Stock Dividend”). This Common Stock Dividend will be paid on November 8, 2024 to all stockholders of record as of the close of business on November 1, 2024.

In conjunction with the Common Stock Dividend, Kodiak Gas Services, LLC (“Kodiak Services”), a subsidiary of Kodiak, has declared a distribution of $0.41 per unit for the third quarter of 2024, which will be paid on November 8, 2024 to all unitholders of record of Kodiak Services on November 1, 2024.

Kodiak will release third-quarter 2024 financial results on Wednesday, November 6, 2024 after the market closes. In conjunction with the release, the Company has scheduled a conference call, which will also be broadcast live over the Internet, on Thursday, November 7, 2024 at 11:00 a.m. Eastern Time (10:00 a.m. Central Time).

What:	Kodiak Gas Services Third-Quarter 2024 Earnings Conference Call

When:	Thursday, November 7, 2024 at 11:00 a.m. Eastern / 10:00 a.m. Central

How:	Live via phone – By dialing 877-407-4012 and asking for the
Kodiak call at least 10 minutes prior to the start time, or
Live over the Internet – By logging onto the web at the address below

Where:	https://ir.kodiakgas.com/news-events/ir-calendar

A replay will be available through November 21, 2024 and may be accessed by dialing 877-660-6853 and using access code 13749547. A replay of the webcast will be available shortly after the call at https://ir.kodiakgas.com/news-events/ir-calendar for 180 days.

About Kodiak

Kodiak is the largest contract compression services provider in the United States, serving as a critical link in the infrastructure enabling the safe and reliable production and transportation of natural gas and oil. Headquartered in The Woodlands, Texas, Kodiak provides contract compression and related services to oil and gas producers and midstream customers in high–volume gas gathering systems, processing facilities, multi-well gas lift applications and natural gas transmission systems. More information is available at www.kodiakgas.com.

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements contained herein include the amount and timing of future dividend payments. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. A list and description of risks, uncertainties and other factors can be found in the Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC on March 7, 2024. Any forward-looking statement made by us in this news release is based only on information currently available to us and speaks only as of the date on which it is made. Except as may be required by applicable law, we undertake no obligation to publicly update any forward-looking statement whether as a result of new information, future developments or otherwise.

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